SUMMARY PROSPECTUS FOR NEW INVESTORS

April 26, 2021

RETIREMENT LATITUDES®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY
(Contracts offered for sale on and after June 24, 2019)

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account – I

This summary prospectus summarizes key features of the Retirement Latitudes® Contract.

Before you invest, you should review the prospectus for the Retirement Latitudes® Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the contract online at www.jackson.com/product-literature-2.html. You can also obtain this information at no cost by calling 1-800-644-4565 or by sending an email request to customercare@jackson.com.

You can sign up for electronic delivery of your summary prospectus, updates to the summary prospectus or other communications by logging into your account at www.jackson.com.

You may cancel your Contract within 10 days of delivery of the Contract. In some states, this cancellation period may be longer. Upon cancellation, you will receive either (i) a full refund of the amount you paid with your application, or (ii) Premiums paid to the Fixed Account, plus the Separate Account Contract Value, plus any fees (other than asset-based fees) and expenses deducted from the Premiums. You should review the prospectus, or consult with your registered representative, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

DEFINITIONS

Accumulation Unit – a unit of measure we use to calculate the value in an Investment Division prior to the Income Date.

Annuitant – the natural person on whose life annuity payments for this Contract are based. Any reference to the Annuitant includes any joint Annuitant.

Beneficiary – the natural person or legal entity designated to receive any Contract benefits upon the Owner’s death. The Contract allows for the naming of multiple Beneficiaries.

Business Day – each day that the New York Stock Exchange is open for business.

Completed Year – the succeeding twelve months from the date on which we receive a Premium payment. Completed Years specify the years from the date of receipt of the Premium and does not refer to Contract Years.

Contract – the individual deferred variable and fixed annuity contract and any optional endorsements you may have selected.

Contract Anniversary – each one-year anniversary of the Contract’s Issue Date.

Contract Value – the sum of allocations between the Contract’s Investment Divisions and Fixed Account Options.

Contract Year – the succeeding twelve months from a Contract’s Issue Date and every anniversary. The first Contract Year (Contract Year 0-1) starts on the Contract’s Issue Date and extends to, but does not include, the first Contract Anniversary. Subsequent Contract Years start on an anniversary date and extend to, but do not include, the next anniversary date.

Designated Life - the natural person on whose life various optional living benefit features are based.

Fixed Account – part of our General Account to which the Contract Value you allocate is guaranteed to earn a stated rate of return over the specified period. The Fixed Account consists of the Fixed Account Options.

Fixed Account Option – a Contract option within the Fixed Account for a specific period under which a stated rate of return will be credited.

Fund – a registered investment company in which an Investment Division of the Separate Account invests.

General Account – the General Account includes all our assets, including any Contract Value allocated to the Fixed Account, which are available to our creditors.

Good Order – when our administrative requirements, including all information, documentation and instructions deemed necessary by us, in our sole discretion, are met in order to issue a Contract or execute any requested transaction pursuant to the terms of the Contract.

Income Date – the date on which you begin receiving annuity payments.

Investment Division – one of multiple variable options of the Separate Account to allocate your Contract’s value, each of which exclusively invests in a different available Fund.

Issue Date – the date your Contract is issued.

Jackson, JNL, we, our, or us – Jackson National Life Insurance Company.

Latest Income Date – the Contract Anniversary on which the Owner will be 95 years old, or such earlier date required by a qualified plan, law or regulation.

Market Value Adjustment – an adjustment to the Contract Value allocated to the Fixed Account that is withdrawn, transferred, or annuitized before the end of the period.

Owner, you or your – the natural person or legal entity entitled to exercise all rights and privileges under the Contract. Any reference to the Owner includes any joint Owner.

Premium(s) – considerations paid into the Contract by or on behalf of the Owner.

Remaining Premium – total Premium paid into the Contract, reduced by withdrawals of Premium, including withdrawal charges, before withdrawals are adjusted for any applicable Market Value Adjustments or charges.

Required Minimum Distributions (RMDs) – for certain qualified contracts, the amount defined under the Internal Revenue Code as the minimum distribution requirement as applied to your Contract only.

Separate Account – Jackson National Separate Account – I. The Separate Account is divided into sub-accounts generally referred to as Investment Divisions.

Separate Account Contract Value – the sum of all amounts allocated to any of the Contract’s Investment Divisions.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	If you withdraw money from your Contract within 7 Complete Years following your last Premium payment, you will be assessed a withdrawal charge. The maximum withdrawal charge is 8.5% of the Remaining Premium withdrawn during the first Completed Year. For example, if you make an early withdrawal within the first Completed Year, you could pay a withdrawal charge of up to $8,500 on a $100,000 investment. The withdrawal charge then declines by 1% or 0.5% per year for each additional Completed Year, until the end of the seventh Completed Year, after which no charge is made.			Contract Charges- Transaction Expenses: Withdrawal Charge
Transaction Charges	In addition to withdrawal charges, you also may be charged for other transactions, such as when you transfer cash value between investment options more than 25 times a year, or if you request expedited delivery or wire transfer of funds.			Contract Charges- Transaction Expenses
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract Data Pages for information about the specific fees you will pay each year based on the options you have elected.
Contract Charges- Add-On Benefit Expenses
	ANNUAL FEE	MINIMUM	MAXIMUM
	1. Base Contract	1.16%[1]	1.16%[1]	Contract Charges- Annual Contract Expenses: Core Contract Charge
	2. Investment options (Fund fees and expenses)	0.53%[2]	2.16%[2]	Contract Charges- Fund Expenses
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.30%[3]	1.75%[3]	Contract Charges- Add-On Benefit Expenses

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender (withdrawal) charges that substantially increase costs.

1.    As a percentage of average daily account value of Investment Divisions.

2.    As a percentage of average Fund net assets.

3.    The minimum fee reflects an annualized percentage of the GMDB Benefit Base. The maximum fee reflects an annualized percentage of the GWB.

	LOWEST ANNUAL COST: $1,573	HIGHEST ANNUAL COST: $4,613

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Contract classes and Fund fees and expenses
•No add-on benefits
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Contract classes, add-on benefits, and Fund fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

	RISKS		Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract.		Principal Risks
Not a Short-Term Investment	This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
	Withdrawal charges apply for up to 7 years following your last Premium payment. They will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean the Contract is more beneficial to investors with a long time horizon.		Principal Risks
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you choose.
•Each investment option (Investment Divisions and Fixed Account Options) has its own unique risks.
•Early withdrawals from a Fixed Account Option are subject to a Market Value Adjustment.
•You should review the investment options before making an investment decision.
Principal Risks
Insurance Company Risks	Any obligations (including under the Fixed Account Options), guarantees, and benefits of the Contract are subject to the claims-paying ability of Jackson. More information about Jackson is available upon request by visiting our website at www.jackson.com or by calling 1-800-644-4565.		Principal Risks
RESTRICTIONS
Investments
•We reserve the right to charge $25 for each transfer when you transfer money between Investment Divisions in excess of 25 times in a Contract Year.
•Jackson may remove or substitute Funds as investment options available under the Contract, and may limit or suspend availability of the Fixed Account Options.
Principal Risks

Optional Benefits
•Certain benefits may limit withdrawals or other rights under the Contract. Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.
•Not all add-on benefits are available through all broker-dealers and may vary by state or date of purchase.
•We may modify or discontinue an add-on benefit at any time.
Benefits Available Under the Contract
TAXES
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and purchase payments received under this Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 ½.
Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation	Your registered representative or other investment professionals may receive compensation for selling this Contract to you in the form of commissions, revenue sharing, and other compensation programs. Accordingly, investment professionals may have a financial incentive to offer or recommend this Contract over another investment.	Distribution of Contracts
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only consider exchanging your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is in your best interest to purchase the new contract rather than continue to own your existing contract.	Non-Qualified Contracts - 1035 Exchanges.

OVERVIEW OF THE CONTRACT

Q.    What is this Contract, and what is it designed to do?

A.    The Retirement Latitudes Contract is intended to help you save for retirement or another long-term investment purpose through investments in a variety of investment options during the accumulation phase. The Contract also offers death benefits to protect your designated beneficiaries. Through the annuitization feature, the Contract can supplement your retirement income by providing a stream of income payments. The Contract also offers certain optional living benefits that provide you with the ability to take guaranteed withdrawals. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Funds.

Q.    How do I accumulate assets in the Contract and receive income from the Contract?

A.    Your Contract has two phases:

•the accumulation phase, when you make Premium payments to us, and

•the income phase, when we make income payments to you.

Accumulation Phase

During the accumulation phase, to help you accumulate assets, you can allocate your Premium payments to:

•a variety of Investment Divisions. Each Investment Division invests in a corresponding (mutual fund) Fund, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns; and

•a variety of Fixed Account Options, which offer a guaranteed fixed interest rate for a specified period. The Fixed Account Options are not available if you elect certain add-on benefits.

A list of Funds and additional information about the Funds in which the Investment Divisions currently invest is provided in Appendix A: Funds Available Under the Contract.

Income Phase

You can elect to annuitize your Contract and turn your Contract Value into a stream of fixed and/or variable income payments from us. (Variable payments depend on the performance of the Investment Divisions.) Currently, we offer income options that provide payments for (i) the life of the Annuitant(s), (ii) a specified period, or (iii) a combination of life and a specified period. We may offer other options, at our discretion, where permitted by state law. At the Income Date, you can choose to receive fixed payments or variable payments.

Please note that if you annuitize, your Contract Value will be converted to income payments and you may no longer withdraw money at will from your Contract. All add-on benefits terminate when you begin taking income payments.

Q.    What are the Contract’s primary features and options?

A.    Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time (although if you withdraw early, you may have to pay a withdrawal charge, a contract maintenance charge, charges due under any optional endorsement, a Market Value Adjustment, and/or taxes, including tax penalties). Certain withdrawals could substantially reduce or even terminate the benefits available under the Contract.

Tax treatment. Your Premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your Contract, such as when (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.

Death benefits. Your Contract includes a Basic Death Benefit that will pay your designated Beneficiaries the greater of: (i) your Contract Value on the date we receive all required documentation from your Beneficiary; or (ii) the total Premiums you have paid since your Contract was issued reduced for prior withdrawals (including any applicable charges and adjustments) in the same proportion that the Contract Value was reduced on the date of the withdrawal. You can purchase optional add-on death benefits under the Contract that provide additional death benefits for an additional fee. These add-on death benefits may increase the amount of money payable to your designated Beneficiaries upon your death.

Add-on benefits that occur during your lifetime. For an additional fee, you can purchase a guaranteed minimum withdrawal benefit (GMWB) that guarantees the withdrawal of a minimum annual amount (GAWA) for a specified period or for life, regardless of the performance of the underlying investment options, subject to certain conditions. Some add-on benefits may provide significant incentives for not taking the guaranteed withdrawals. In addition, exercising your right to opt out of charge increases to the add-on benefits will impact your ability to make subsequent premium payments into your Contract, and cut off some of the features of the add-on benefits. All add-on benefits terminate when you annuitize your Contract voluntarily or on the Latest Income Date, including the For Life payments guaranteed by the benefits. Some add-on benefits may provide an income option that allows the equivalent of For Life payments when you annuitize on the Latest Income Date.

Terminal Illness Benefit/Extended Care Benefit. At no additional charge, we currently include a Terminal Illness Benefit/Extended Care Benefit with all Contracts. This benefit increases the amount that can be withdrawn from your Contract without a withdrawal charge when certain qualifying events occur.

Rebalancing. At no additional charge, you can arrange to have us automatically reallocate your Contract Value among Investment Divisions and the one-year Fixed Account Option (if currently available) periodically to maintain your selected allocation percentages. Certain restrictions apply.

Dollar Cost Averaging. Alternately, at no additional charge, you may select either (i) Dollar Cost Averaging, which automatically transfers a dollar amount or percentage of money periodically from the one-year Fixed Account Option or any of the Investment Divisions into the Investment Divisions and other Fixed Account Options, or (ii) Dollar Cost Averaging Plus (DCA+), which automatically transfers a dollar amount or percentage of money periodically from the DCA+ Fixed Account Option to Investment Divisions or other Fixed Account Options. Certain restrictions apply.

Earnings sweep. At no additional charge, you can choose to move your earnings from the one-year Fixed Account Option, if currently available, and the JNL/WMC Government Money Market Investment Division. Restrictions apply.

Capital Protection Program. At no additional charge, you can elect to have us allocate enough of your Premium to the Fixed Account Option you select at issue to assure that the amount so allocated will equal, at the end of a selected period, your total original Premium paid. Restrictions apply.

BENEFITS AVAILABLE UNDER THE CONTRACTS

Basic Death Benefit (automatically included with the Contract).

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Basic Death Benefit	Guarantees your beneficiaries will receive a benefit at least equal to the greater of your Contract Value or your total Premiums paid.	No additional charge	•Withdrawals could significantly reduce the benefit. •Benefit terminates on annuitization.

Add-On Death Benefits Available For a Fee.

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Roll-up GMDB	Provides a death benefit that increases at an annual interest rate until the Contract Anniversary immediately preceding the oldest Covered Life’s 81st birthday.	Maximum 1.80% (as a percentage of benefit base)
•Interest rate depends on age and date of election.
•Withdrawals could significantly reduce or terminate the benefit.
•Fee may be increased on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•May provide value after the Income Date.
•Availability of all add-on death benefits are subject to age limitations.
•Only one add-on death benefit may be elected.
•The Fixed Account Options are not available if you elect the Roll-up GMDB add-on death benefit.

Highest Quarterly Anniversary Value GMDB	Provides a new locked-in higher death benefit on each Contract quarterly anniversary (prior to the oldest Covered Life’s 81st birthday) if your investments increase in value	Maximum 0.60% (as a percentage of benefit base)
•Withdrawals could significantly reduce or terminate the benefit.
•Fee may be increased on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•May provide value after the Income Date.
•Availability of all add-on death benefits are subject to age limitations.
•Only one add-on death benefit may be elected.
•The Fixed Account Options are not available if you elect the Highest Quarterly Anniversary Value GMDB add-on death benefit.

Combination Roll-up and Highest Quarterly Anniversary Value GMDB	Provides a minimum death benefit equal to the greater of (ii) the Roll-up GMDB and (ii) the Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit.	Maximum 2.00% (as a percentage of benefit base)
•Withdrawals could significantly reduce or terminate the benefit.
•Fee may be increased on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•May provide value after the Income Date.
•Availability of all add-on death benefits are subject to age limitations.
•Only one add-on death benefit may be elected.
•The Fixed Account Options are not available if you elect the Combination Roll-up and Highest Quarterly Anniversary Value GMDB add-on death benefit.

LifeGuard Freedom Flex DB	This death benefit works in connection with the LifeGuard Freedom Flex GMWB and provides a minimum death benefit equal to the LifeGuard Freedom Flex GMWB Guaranteed Withdrawal Balance (GWB), that is not reduced for your allowed annual withdrawals.	Maximum 1.60% (as a percentage of the GMWB Death Benefit)
•Available only at issue and only with the Bonus II option under the LifeGuard Freedom Flex GMWB.
•Withdrawal percentages depend on age and date of election.
•Withdrawals could significantly reduce or terminate the benefit.
•Fee may be increased on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•May provide value after the Income Date.
•Availability of all add-on death benefits are subject to age limitations.
•Only one add-on death benefit may be elected.
•The Fixed Account Options are not available if you elect the LifeGuard Freedom Flex DB add-on death benefit.

LifeGuard Freedom Accelerator DB	This benefit is a way to compliment your lifetime income with an enhanced death benefit. It provides a minimum death benefit equal, upon election, to the LifeGuard Freedom Accelerator Guaranteed Withdrawal Balance (GWB), and subsequently increased for net Premiums (subject to a maximum), and reduced for excess withdrawals.	Maximum 1.40% (as a percentage of the GMWB Death Benefit)
•Available only at issue and in conjunction with the LifeGuard Freedom Accelerator GMWB.
•Withdrawal and deferral credit percentages depend on age and date of election.
•Withdrawals could significantly reduce or terminate the benefit.
•Fee may be increased on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•May provide value after the Income Date.
•Availability of all add-on death benefits are subject to age limitations.
•Only one add-on death benefit may be elected.
•The Fixed Account Options are not available if you elect the LifeGuard Freedom Accelerator DB add-on death benefit.

Add-On Living Benefits Available for a Fee.

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
LifeGuard Freedom Net GMWB (Single) and (Joint)
This benefit provides a feature that allows you to have guaranteed income for life (or joint lives under the Joint for Life option) plus greater access to your earnings. It uses an annual bonus and step-ups to help increase your Guaranteed Withdrawal Balance (“GWB”), the “protected balance” from which you take income. The features of this benefit provide more flexibility so you can plan for your unique needs. The primary features are the Guaranteed Annual Withdrawal Amount (“GAWA”) and the Earnings Sensitive Adjustment (ESA). Your GAWA is the minimum amount of income you’ll be able to count on annually and is based on your age at the time of your first withdrawal. The ESA allows you to take more income when you have earnings over your previous year’s contract value (GMWB earnings).

Single Life Option: Maximum: 3.00% Joint Life Option: Maximum: 3.00% (The maximum annual charges are based on election of the Income Stream Max GAWA% Table) (as a percentage of benefit base)
•GAWA% depends on age and selected income stream at time of first withdrawal..
•Bonus applies for limited period and requires no withdrawals.
•Jackson may prospectively change the GAWA%, including the age bands, on new GMWB endorsements (via rate sheet).
•Withdrawals prior to start of For Life Guarantee and excess withdrawals could significantly reduce or terminate the benefit.
•May be added on the Issue Date or a Contract Anniversary (with advance notice, subject to availability).
•Are subject to fee increases on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•Are subject to a maximum guaranteed withdrawal balance (“GWB”) of $10 million.
•Terminates on the Income Date.
•Cannot be cancelled by you (except upon spousal continuation).

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
LifeGuard Freedom Flex GMWB (Single) and (Joint)
Offers a unique level of flexibility because you can choose from a range of bonus options to increase your Guaranteed Withdrawal Balance (“GWB”). In down or flat market years, you can receive a bonus in years you don’t take withdrawals, when your contract does well, you can lock in investment gains with step-ups, and as your protected GWB steps up, your bonus amount can also grow.
Single Life Option: Maximum: 3.00% Joint Life Option: Maximum: 3.00% (The maximum annual charges are based on election of the most expensive combination of options.) (as a percentage of benefit base)
•GAWA% depends on age and selected income stream at time of first withdrawal.
•Bonus applies for limited period and requires no withdrawals.
•Amount of guaranteed withdrawals depends on how you combine optional features under the benefit.
•Jackson may prospectively change the GAWA%, including the age bands, on new GMWB endorsements (via rate sheet).
•Withdrawals prior to start of For Life Guarantee and excess withdrawals could significantly reduce or terminate the benefit.
•May be added on the Issue Date or a Contract Anniversary (with advance notice, subject to availability).
•Are subject to fee increases on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•Are subject to a maximum guaranteed withdrawal balance (“GWB”) of $10 million.
•Terminates on the Income Date.
•Cannot be cancelled by you (except upon spousal continuation).

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
LifeGuard Freedom Accelerator GMWB (Single) and (Joint)
This benefit is a way to provide you with protected lifetime income (or provide you and a joint owner with protected lifetime income under the joint option). Annual step-ups in years in which the market performs well increase the Guaranteed Withdrawal Balance (“GWB”). In addition, annual Deferral Credits combine with the Guaranteed Annual Withdrawal Amount (“GAWA”) percentage and grow in years you wait to take income, regardless of what is happening in the market. May be appropriate for those individuals looking for opportunities for growth to increase the annual withdrawal amount and who are seeking flexibility to start and stop withdrawals, without negatively impacting the guarantees.
Single Life Option: Maximum: 2.30% Joint Life Option: Maximum: 2.50% (as a percentage of benefit base)
•Initial GAWA% and deferral credit % depend on age on benefit effective date.
•Deferral credits apply for limited period and require no withdrawals.
•Jackson may prospectively change the GAWA%, including the age bands, on new GMWB endorsements (via rate sheet).
•Withdrawals prior to start of For Life Guarantee and excess withdrawals could significantly reduce or terminate the benefit.
•Additional premiums limited.
•May be added on the Issue Date or a Contract Anniversary (with advance notice, subject to availability).
•Are subject to fee increases on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•Are subject to a maximum guaranteed withdrawal balance (“GWB”) of $10 million.
•Terminates on the Income Date.
•Cannot be cancelled by you (except upon spousal continuation).

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
MarketGuard Stretch GMWB
GMWB guarantees partial withdrawals during the Contract’s accumulation phase until the earlies of (i) the Owner’s death, until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value, or (iii) the Contract Anniversary occurring in the GMWB Maturity Year.
Maximum: 2.20% (as a percentage of benefit base)
•GAWA% depends on age and selected income stream at time of first withdrawal.
•The GWB can never be more than $10 million, and the GWB is reduced by each withdrawal.
•This GMWB is not available on a Contract that already has a GMWB.
•Not available on tax-qualified contracts.
•Are subject to fee increases on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•Are subject to a maximum guaranteed withdrawal balance (“GWB”) of $10 million.
•Terminates on the Income Date.
•Cannot be cancelled by you (except upon spousal continuation).

Other Add-On Benefits Included With All Contracts At No Additional Cost.

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Terminal Illness Benefit/ Extended Care Benefit	Increases the amount that can be withdrawn from your Contract without a withdrawal charge if you experience certain qualifying events such as: (i) diagnosis with an illness that will result in your death within 12 months; or (ii) confinement to a nursing home or hospital for 90 consecutive days.	None
•Maximum free withdrawal amount is $250,000 of your Contract Value.
•Can only be exercised once.
•Any Market Value Adjustment still applies.
•Physician’s statement required.
•Qualifying event must occur after the Contract was issued.

Rebalancing	Automatically reallocates your Contract Value among Investment Divisions and the one-year Fixed Account Option (if currently available) periodically to maintain your selected allocation percentages.	None	•Rebalancing will terminate if your rebalancing program includes the one-year Fixed Account Option and we impose any transfer restrictions or requirements on the one-year Fixed Account Option.

Dollar Cost Averaging	Automatically transfers a dollar amount or percentage of money periodically from the one-year Fixed Account Option or any of the Investment Divisions into the Investment Divisions and other Fixed Account Options.	None
•Restrictions may apply if we impose any transfer restrictions on the one-year Fixed Account Option You may cancel your Dollar Cost Averaging program using whatever methods you use to change your allocation instructions.

Dollar Cost Averaging Plus (DCA+)	If available, offers a fixed interest rate that we guarantee for a period of up to one year in connection with systematic transfers from the DCA+ Fixed Account Option to one or more of the Investment Divisions or other Fixed Account Options. From time to time, we will offer special enhanced rates on the DCA+ Fixed Account Option.	None
•Restrictions may apply if we impose any transfer restrictions on the one-year Fixed Account Option.
•The DCA+ Fixed Account Option is only available for new Premiums.
•A Contract Value of $15,000 is required to participate.

Earnings Sweep
Allows you to choose to move your earnings from the source accounts (only applicable from the one-year Fixed Account Option, if currently available, and the JNL/WMC Government Money Market Investment Division).
		None	•May only be added within 30 days of the issue date of your Contract. •You may cancel your Earnings Sweep program using whatever methods you use to change your allocation instructions.
Capital Protection Program
Allocates enough of your Premium to the Fixed Account Option you select to assure that the amount so allocated will equal, at the end of a selected period of 1, 3, 5, or 7 years, your total original Premium paid. You may allocate the rest of your Premium to any Investment Division(s).
None
•If any part of the Fixed Account value is withdrawn or transferred before the end of the selected period, the value at the end of that period will not equal the original Premium.
•This program is available only if Fixed Account Options are available.
•Only available at issue.

BUYING THE CONTRACT

Q. How do I purchase the Retirement Latitudes® Contract?

A. To purchase a Contract, you must complete an application. Your financial professional will submit your application, along with your initial Premium payment, to us. Acceptance of applications is subject to Jackson’s rules. We reserve the right to reject any application or initial Premium payment.

Q. How much can I contribute and how are my Premium payments invested?

A. You may allocate Premium payments in the available Investment Divisions and Fixed Account Options.

	NON-QUALIFIED CONTRACTS	QUALIFIED CONTRACTS
Minimum Initial Premium	$25,000 (under most circumstances)	$25,000
Minimum Subsequent Premiums	$500 ($50 for auto payment plan)	$500 ($50 for auto payment plan)
Maximum Total Premiums	$1,000,000 (without prior approval) Jackson reserves the right to lower the maximum.

You can pay additional Premiums at any time during the accumulation phase unless a specific add-on benefit or feature provides limitations. We can limit, restrict, suspend or reject any Premium payments for any reason. Allocation restrictions may apply to certain options.

Q. When will my Premium payments be credited to my account?

A. We will issue your Contract and allocate your first Premium within two Business Days (days when the New York Stock Exchange is open) after we receive your first Premium and all information that we require for the purchase of a Contract. If we do not receive all of the information that we require, we will contact you to get the necessary information. If for some reason we are unable to complete this process within five Business Days, we will return your money.

Subsequent Premium payments should be sent to one of the following addresses:

Regular Mail P.O. Box 24068, Lansing, MI 48909-4068	Express Mail 1 Corporate Way, Lansing, Michigan 48951

Subsequent Premiums are allocated on the Business Day that the Premium is received. Each Business Day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT

Q.    Can I access the money in my account during the accumulation phase?

A.    Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time (although if you withdraw early, you may have to pay a withdrawal charge, a contract maintenance charge, charges due under any add-on benefit, a Market Value Adjustment, and/or taxes, including tax penalties).

You can have access to the money in your Contract by making a partial or total withdrawal, by electing the Automatic Withdrawal Program, or by electing a Guaranteed Minimum Withdrawal Benefit. Withdrawals will reduce the Contract Value of your Contract (including the amount of the death benefit). However, withdrawing the Contract Value of your Contract below a certain level will terminate your Contract.

Certain benefits may limit withdrawals under the Contract. Certain withdrawals could substantially reduce or even terminate the benefits available under the Contract.

Q.    Are there limitations and consequences associated with taking money out of my Contract during the accumulation phase?

A.    Yes. These limitations and consequences include:

Limitations on withdrawal amounts	The minimum withdrawal amount is the lesser of $500 or, if less, the entire amount in the applicable Investment Division or Fixed Account Option. The minimum withdrawal is $50 under the Automatic Withdrawal Program.
Charges, Market Value Adjustment, and taxes	As described above, when you take out money, there may be withdrawal charges, a contract maintenance charge, charges due under any add-on benefit, a Market Value Adjustment, and applicable taxes.
Negative impact of withdrawal on benefits and guarantees of your Contract	A withdrawal may have a negative impact on certain standard benefits or add-on benefits that you may elect. It may reduce the value of or even terminate certain benefits.

Q.    What is the process to request a withdrawal of money from my Contract?

A.    You can request a withdrawal from the Contract at any time before the Income Date. To request a partial or total withdrawal, you can send a written request in Good Order to one of the following addresses:

Regular Mail P.O. Box 24068, Lansing, MI 48909-4068	Express Mail 1 Corporate Way, Lansing, Michigan 48951

Generally, for partial or total withdrawal requests received in Good Order before the end of the Business Day, we will process your request that day. If we receive your request in Good Order after the close of the end of the Business Day, your request will be processed the next Business Day. Generally, Jackson will pay the withdrawal proceeds within seven days of a request in Good Order.

Q.    Can I access the money in my account during the income phase?

A.    The income phase of your Contract occurs when you begin receiving regular income payments from us. You can choose an income option and the date income payments begin (subject to a maximum age). All of the Contract Value must be annuitized. If you annuitize, you may no longer withdraw money at will from your Contract. However, under income options with a specified period, the beneficiary may request a lump sum payment subject to a commutation fee.

ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees and expenses that you will pay when buying, owning, and making partial or total withdrawals from the Contract. Please refer to your Contract Data Pages for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, make a partial or total withdrawal from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Withdrawal Charge (as a percentage of Remaining Premium)
Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
Base Schedule	8.5%	7.5%	6.5%	5.5%	5.0%	4.0%	2.0%	0%

Transfer Charge (per transfer after 25 in a Contract Year)		$25
Premium Taxes (Percentage of each Premium)[1]	Minimum	0%
	Maximum	3.5%
Expedited Delivery Charge[2]		$22.50
Wire Transfers (for withdrawals)[3]		$25

1. Premium taxes generally range from 0% to 3.5% and vary by state.

2. Between Monday and Friday, the Expedited Delivery Charge is $10. On Saturday, the Expedited Delivery Charge is $22.50.

3. Standard wire fees are $20, however, international wire fees are $25.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses). If you choose to purchase an add-on benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Charges	Maximum Charge
Annual Contract Maintenance Charge[1]	$35
Base Contract Charges (% of average daily account value of Investment Divisions)	Maximum Charge
Core Contract Charge[2]	1.15%

1. This charge is waived on Contract Value of $50,000 or more. This charge is deducted proportionally from allocations to the Investment Divisions and the Fixed Account either annually (on your Contract Anniversary) or in conjunction with a total withdrawal, as applicable.

2. This charge is reduced to 1.00% if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is greater than or equal to $1 million. If your Contract Value subsequently drops below $1 million on the most recent Contract Quarterly Anniversary, we will reinstate the charge of 1.15%.

The next table describes the maximum charges that you will pay each year if you choose to purchase an add-on benefit.

Add-On Benefit Expenses

Optional Benefit Charges
Add-On Death Benefit Charges (% of benefit base)[1]	Maximum Charge
Roll-up Guaranteed Minimum Death Benefit (“GMDB”)	1.80%
Highest Quarterly Anniversary Value Death Benefit	0.60%
Combination Roll-up and Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit (“GMDB”)	2.00%
LifeGuard Freedom Flex DB (only available with a specified combination of Options for the LifeGuard Freedom Flex GMWB) with the Income Stream Max GAWA% Table [2]	1.60%
LifeGuard Freedom Accelerator DB (only available with the LifeGuard Freedom Accelerator GMWB)	1.40%
Add-On Guaranteed Minimum Withdrawal Benefit (“GMWB”) Charges (% of benefit base)[3]	Maximum Charge
For Life GMWB With Bonus, Annual Step-Up to the Highest Quarterly Contract Value, and Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom Net GMWB”) with the Income Stream Max GAWA% Table	3.00%
Joint For Life GMWB With Bonus, Annual Step-Up to the Highest Quarterly Contract Value, and Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom Net With Joint Option GMWB”) with the Income Stream Max GAWA% Table	3.00%
For Life GMWB With Bonus and Step-Up to the Highest Quarterly Contract Value (“LifeGuard Freedom Flex GMWB”) with the Income Stream Max GAWA% Table, Bonus III, and Annual Step-Up [4]	3.00%
Joint For Life GMWB With Bonus and Step-Up to the Highest Quarterly Contract Value (“LifeGuard Freedom Flex With Joint Option GMWB”) with the Income Stream Max GAWA% Table, Bonus III, and Annual Step-Up [5]	3.00%
For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credit And Annual Step-Up (“LifeGuard Freedom Accelerator® GMWB”)	2.30%
Joint For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credit And Annual Step-Up (“LifeGuard Freedom Accelerator with Joint Option GMWB”)	2.50%
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”)	2.20%

1.    The charges for all the add-on death benefits, except for LifeGuard Freedom Flex DB and LifeGuard Freedom Accelerator DB, are calculated based on the applicable percentage of the GMWB Benefit Base. For LifeGuard Freedom Flex DB and LifeGuard Freedom Accelerator DB, the charge is calculated based on the applicable percentage of the GMWB Death Benefit.

2.    The maximum annual charges used in the table are based on election of the Income Stream Max GAWA% Table.

3.    The charges for all the add-on guaranteed minimum withdrawal benefits, except for MarketGuard Stretch GMWB, are calculated based on the applicable percentage of the GWB. For MarketGuard Stretch GMWB, the charge is calculated based on the applicable percentage of the GMWB Charge Base.

4.    The maximum annual charges used in the table are based on election of the most expensive combination of options under LifeGuard Freedom Flex. The LifeGuard Freedom Flex GMWB includes different combinations of options you may elect, and each combination results in different charges.

5.    The maximum annual charges used in the table are based on election of the most expensive combination of options under LifeGuard Freedom Flex with Joint Option. The LifeGuard Freedom Flex GMWB includes different combinations of options you may elect, and each combination results in different charges.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the Funds and may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from the Fund assets, including management and administration fees, distribution and/or service (12b-1) fees, and other expenses as of December 31, 2020.	0.53%	2.16%

EXAMPLE

The table below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual Contract expenses and annual Fund expenses. The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of annual Fund expenses and add-on benefits available for an additional charge (using the maximum possible charge). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you take a total withdrawal of your Contract Value at the end of the applicable time period				If you annuitize at the end of the applicable time period				If you do not take a total withdrawal of your Contract Value
1 Year	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$16,705	$30,302	$43,043	$69,301	$16,705	$23,802	$38,043	$69,301	$8,205	$23,802	$38,043	$69,301

*Withdrawal charges apply to annuitizations occurring within one year of the Contract’s Issue Date.

The example does not represent past or future expenses. Your actual costs may be higher or lower.

APPENDIX A

FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds (all Class A shares) available under the Contract, which is subject to change, as discussed in the prospectus. Certain broker-dealers selling the Contracts may limit the Investment Divisions that are available to their customers. You can find the prospectuses and other information about the Funds online at www.connect.rightprospectus.com/Jackson. You can also request this information at no cost by calling 1-800-644-4565 or by sending an email request to ProspectusRequest@jackson.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) * The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 Year	5 Year	10 Year
	JNL/American Funds Balanced Fund[2]
Allocation	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.92%[1]	12.06%	9.70%	6.94%
	JNL/American Funds Bond Fund of America Fund[2,4]
Domestic/Global Fixed-Income	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.81%[1]	9.96%	5.20%	4.18%
	JNL/American Funds Capital Income Builder Fund[2]
Allocation	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.96%[1]	3.98%	N/A	N/A
	JNL/American Funds Capital World Bond Fund[2]
Domestic/Global Fixed-Income	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	1.05%[1]	9.55%	4.79%	2.74%
	JNL/American Funds Global Growth Fund[2]
Domestic/Global Equity	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	1.12%[1]	30.09%	15.95%	N/A
	JNL/American Funds Global Small Capitalization Fund[2]
Domestic/Global Equity	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	1.29%[1]	29.32%	14.08%	9.10%
	JNL/American Funds Growth Fund[2]
Domestic/Global Equity	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.94%[1]	51.60%	22.31%	N/A
	JNL/American Funds Growth-Income Fund[2]
Domestic/Global Equity	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.94%[1]	13.10%	13.49%	12.27%
	JNL/American Funds International Fund[2]
International	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	1.18%[1]	13.56%	10.29%	6.25%
	JNL/American Funds New World Fund[2]
International	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	1.28%[1]	23.06%	12.88%	6.11%
	JNL/American Funds® Washington Mutual Investors Fund[2]
Domestic/Global Equity	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.94%[1]	8.42%	10.49%	10.51%
	JNL Aggressive Growth Allocation Fund
Allocation		1.21%	16.37%	11.50%	9.26%

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) * The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 Year	5 Year	10 Year
	JNL Conservative Allocation Fund
Allocation		1.14%	7.51%	5.72%	N/A
	JNL Growth Allocation Fund
Allocation		1.19%	15.34%	10.60%	9.00%
	JNL Moderate Allocation Fund
Allocation		1.15%	11.20%	7.29%	N/A
	JNL Moderate Growth Allocation Fund
Allocation		1.17%	12.75%	9.10%	7.89%
	JNL/American Funds Growth Allocation Fund
Allocation		1.06%	20.04%	12.67%	N/A
	JNL/American Funds Moderate Growth Allocation Fund
Allocation		1.04%	17.32%	10.53%	N/A
	JNL/Goldman Sachs 4 Fund
Domestic/Global Equity	(Goldman Sachs Asset Management, L.P. and Mellon Investments Corporation)	0.69%	4.52%	9.28%	11.58%
	JNL/Goldman Sachs Managed Aggressive Growth Fund
Allocation	(Goldman Sachs Asset Management, L.P.)	1.12%	20.10%	13.16%	10.59%
	JNL/Goldman Sachs Managed Conservative Fund
Allocation	(Goldman Sachs Asset Management, L.P.)	1.08%	8.79%	5.78%	4.65%
	JNL/Goldman Sachs Managed Growth Fund
Allocation	(Goldman Sachs Asset Management, L.P.)	1.09%	18.71%	12.24%	9.90%
	JNL/Goldman Sachs Managed Moderate Fund
Allocation	(Goldman Sachs Asset Management, L.P.)	1.08%	12.39%	7.90%	6.38%
	JNL/Goldman Sachs Managed Moderate Growth Fund
Allocation	(Goldman Sachs Asset Management, L.P.)	1.09%	15.55%	9.92%	8.02%
	JNL iShares Tactical Growth Fund
Allocation	(Mellon Investments Corporation)	0.88%	12.28%	9.95%	N/A
	JNL iShares Tactical Moderate Fund
Allocation	(Mellon Investments Corporation)	0.80%	8.68%	6.72%	N/A
	JNL iShares Tactical Moderate Growth Fund
Allocation	(Mellon Investments Corporation)	0.83%	11.15%	8.55%	N/A
	JNL/Vanguard Growth ETF Allocation Fund
Allocation	(Mellon Investments Corporation)	0.71%	13.65%	N/A	N/A
	JNL/Vanguard Moderate ETF Allocation Fund
Allocation	(Mellon Investments Corporation)	0.72%	9.65%	N/A	N/A
	JNL/Vanguard Moderate Growth ETF Allocation Fund
Allocation	(Mellon Investments Corporation)	0.72%	11.66%	N/A	N/A
	JNL Multi-Manager Alternative Fund
Alternative Strategies	(Boston Partners Global Investors, Inc.; DoubleLine Capital LP; First Pacific Advisors, LP; Kayne Anderson Rudnick Investment Management, LLC; Lazard Asset Management LLC; Loomis, Sayles & Company, L.P.; Westchester Capital Management, LLC; and Western Asset Management Company, LLC)	2.16%	7.58%	4.06%	N/A

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) * The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 Year	5 Year	10 Year
	JNL Multi-Manager Emerging Markets Equity Fund
International	(Kayne Anderson Rudnick Investment Management, LLC; T. Rowe Price Associates, Inc. (Sub-Sub-Adviser: T. Rowe Price Hong Kong Limited); WCM Investment Management, LLC; and Wellington Management Company LLP)	1.24%	8.90%	9.96%	2.10%
	JNL Multi-Manager International Small Cap Fund
International	(Baillie Gifford Overseas Limited; Causeway Capital Management LLC; and WCM Investment Management, LLC)	1.21%	32.18%	N/A	N/A
	JNL Multi-Manager Mid Cap Fund
Domestic/Global Equity	(Champlain Investment Partners, LLC; ClearBridge Investments, LLC; Nuance Investments, LLC; and Victory Capital Management Inc.)	1.09%	14.52%	N/A	N/A
	JNL Multi-Manager Small Cap Growth Fund
Domestic/Global Equity	(Granahan Investment Management, Inc.; Kayne Anderson Rudnick Investment Management, LLC; Victory Capital Management Inc.; and WCM Investment Management, LLC)	0.98%	46.43%	21.27%	14.06%
	JNL/AQR Large Cap Defensive Style Fund
Domestic/Global Equity	(AQR Capital Management, LLC)	0.87%	11.78%	N/A	N/A
	JNL/Baillie Gifford International Growth Fund
International	(Baillie Gifford Overseas Limited)	0.98%	56.66%	N/A	N/A
	JNL/BlackRock Advantage International Fund
International	(BlackRock Investment Management, LLC)	1.00%	6.82%	N/A	N/A
	JNL/BlackRock Global Allocation Fund
Allocation	(BlackRock Investment Management, LLC)	1.05%	18.94%	8.89%	6.36%
	JNL/BlackRock Global Natural Resources Fund
Alternative Assets	(BlackRock International Limited)	1.01%	4.29%	4.00%	-2.04%
	JNL/BlackRock Large Cap Select Growth Fund
Domestic/Global Equity	(BlackRock Investment Management, LLC)	0.86%	38.43%	20.16%	16.20%
	JNL/Causeway International Value Select Fund
International	(Causeway Capital Management LLC)	0.97%	5.89%	5.95%	3.63%
	JNL/ClearBridge Large Cap Growth Fund
Domestic/Global Equity	(ClearBridge Investments, LLC)	0.94%	30.50%	N/A	N/A
	JNL/DFA International Core Equity Fund
International	(Dimensional Fund Advisors LP)	0.91%	6.96%	N/A	N/A
	JNL/DFA U.S. Core Equity Fund
Domestic/Global Equity	(Dimensional Fund Advisors LP)	0.80%	15.85%	13.67%	12.01%
	JNL/DFA U.S. Small Cap Fund
Domestic/Global Equity	(Dimensional Fund Advisors LP)	1.02%	13.18%	10.61%	N/A
	JNL/DoubleLine® Core Fixed Income Fund
Domestic/Global Fixed-Income	(DoubleLine Capital LP)	0.77%	5.09%	4.08%	3.53%

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) * The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 Year	5 Year	10 Year
	JNL/DoubleLine® Emerging Markets Fixed Income Fund
International Fixed-Income	(DoubleLine Capital LP)	1.09%	3.04%	N/A	N/A
	JNL/DoubleLine® Shiller Enhanced CAPE® Fund
Domestic/Global Equity	(DoubleLine Capital LP)	1.02%	15.18%	16.26%	N/A
	JNL/DoubleLine® Total Return Fund
Domestic/Global Fixed-Income	(DoubleLine Capital LP)	0.83%	2.66%	3.23%	N/A
	JNL/Fidelity Institutional Asset Management® Total Bond Fund
Domestic/Global Fixed-Income	(FIAM LLC)	0.80%	8.41%	4.15%	3.92%
	JNL/First Sentier Global Infrastructure Fund
Alternative Assets	(First Sentier Investors (Australia) IM Ltd)	1.15%	-3.68%	7.20%	N/A
	JNL/Franklin Templeton Global Multisector Bond Fund
Domestic/Global Fixed-Income	(Franklin Advisers, Inc.)	1.08%	-6.70%	0.40%	N/A
	JNL/Franklin Templeton Growth Allocation Fund
Allocation	(Franklin Advisers, Inc. (Sub-Sub-Advisers: Franklin Templeton Institutional, LLC and Templeton Global Advisors Limited))	1.03%[1]	11.28%	8.50%	7.46%
	JNL/Franklin Templeton Income Fund
Domestic/Global Equity	(Franklin Advisers, Inc.)	0.94%	0.87%	7.05%	5.84%
	JNL/Harris Oakmark Global Equity Fund
Domestic/Global Equity	(Harris Associates L.P.)	1.14%	11.25%	9.10%	N/A
	JNL/Invesco Diversified Dividend Fund
Domestic/Global Equity	(Invesco Advisers, Inc.)	0.99%	0.61%	N/A	N/A
	JNL/Invesco Global Growth Fund
Domestic/Global Equity	(Invesco Advisers, Inc.)	0.95%	28.17%	14.76%	11.39%
	JNL/Invesco International Growth Fund
International	(Invesco Advisers, Inc.)	0.99%	13.78%	8.55%	6.62%
	JNL/JPMorgan Global Allocation Fund
Allocation	(J.P. Morgan Investment Management Inc.)	1.08%[1]	11.70%	7.66%	N/A
	JNL/JPMorgan U.S. Value Fund
Domestic/Global Equity	(J.P. Morgan Investment Management Inc.)	0.91%	-3.78%	6.12%	7.15%
	JNL/JPMorgan Hedged Equity Fund
Alternative Strategies	(J.P. Morgan Investment Management Inc.)	0.97%	13.80%	N/A	N/A
	JNL/JPMorgan U.S. Government & Quality Bond Fund
Domestic/Global Fixed-Income	(J.P. Morgan Investment Management Inc.)	0.69%	6.95%	3.53%	3.30%

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) * The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 Year	5 Year	10 Year
	JNL/Loomis Sayles Global Growth Fund
Domestic/Global Equity	(Loomis, Sayles & Company, L.P.)	1.01%	34.85%	N/A	N/A
	JNL/Lord Abbett Short Duration Income Fund
Domestic/Global Fixed-Income	(Lord, Abbett & Co. LLC)	0.82%	N/A	N/A	N/A
	JNL/Mellon Bond Index Fund[3]
Domestic/Global Fixed-Income	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.56%[1]	7.05%	3.82%	3.23%
	JNL/Mellon DowSM Index Fund
Domestic/Global Equity	(Mellon Investments Corporation)	0.65%	8.96%	13.99%	13.66%
	JNL/Mellon Emerging Markets Index Fund[3]
International	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.72%[1]	17.10%	11.89%	N/A
	JNL/Mellon Equity Income Fund
Domestic/Global Equity	(Mellon Investments Corporation)	0.90%	2.45%	10.31%	N/A
	JNL/Mellon International Index Fund[3]
International	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.62%[1]	7.70%	7.21%	5.16%
	JNL/Mellon MSCI KLD 400 Social Index Fund
Domestic/Global Equity	(Mellon Investments Corporation)	0.76%	20.52%	N/A	N/A
	JNL/Mellon World Index Fund
Domestic/Global Equity	(Mellon Investments Corporation)	0.67%	15.61%	11.71%	8.49%
	JNL/Mellon Nasdaq® 100 Index Fund
Domestic/Global Equity	(Mellon Investments Corporation)	0.65%	47.96%	23.77%	19.64%
	JNL/Mellon S&P 400 MidCap Index Fund[3]
Domestic/Global Equity	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.56%[1]	12.99%	11.75%	10.95%
	JNL/Mellon S&P 500 Index Fund
Domestic/Global Equity	(Mellon Investments Corporation)	0.53%	17.78%	14.62%	13.27%
	JNL/Mellon Small Cap Index Fund[3]
Domestic/Global Equity	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.56%[1]	10.81%	11.87%	10.38%
	JNL/Mellon U.S. Stock Market Index Fund
Domestic/Global Equity	(Mellon Investments Corporation)	0.59%	20.18%	N/A	N/A
	JNL/MFS Mid Cap Value Fund
Domestic/Global Equity	(Massachusetts Financial Services Company (d/b/a MFS Investment Management))	0.96%	3.87%	9.04%	8.80%
	JNL/PIMCO Income Fund
Domestic/Global Fixed-Income	(Pacific Investment Management Company LLC)	0.94%	4.95%	N/A	N/A
	JNL/PIMCO Real Return Fund
Domestic/Global Fixed-Income	(Pacific Investment Management Company LLC)	0.95%	11.46%	5.07%	3.50%

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) * The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 Year	5 Year	10 Year
	JNL/PPM America Floating Rate Income Fund
Domestic/Global Fixed-Income	(PPM America, Inc.)	0.94%	0.46%	3.91%	N/A
	JNL/PPM America High Yield Bond Fund
Domestic/Global Fixed-Income	(PPM America, Inc.)	0.75%	5.11%	7.52%	5.87%
	JNL/PPM America Total Return Fund
Domestic/Global Fixed-Income	(PPM America, Inc.)	0.79%	9.85%	5.64%	5.16%
	JNL/RAFI® Multi-Factor U.S. Equity Fund
Domestic/Global Equity	(Mellon Investments Corporation)	0.67%	9.95%	9.25%	9.85%
	JNL/T. Rowe Price Balanced Fund
Allocation	(T. Rowe Price Associates, Inc.)	1.01%	11.98%	8.84%	N/A
	JNL/T. Rowe Price Capital Appreciation Fund
Domestic/Global Equity	(T. Rowe Price Associates, Inc.)	0.97%	17.48%	12.60%	N/A
	JNL/T. Rowe Price Established Growth Fund
Domestic/Global Equity	(T. Rowe Price Associates, Inc.)	0.83%	37.09%	19.15%	16.75%
	JNL/T. Rowe Price Mid-Cap Growth Fund
Domestic/Global Equity	(T. Rowe Price Associates, Inc.)	0.99%	23.55%	15.91%	14.40%
	JNL/T. Rowe Price Short-Term Bond Fund
Domestic/Global Fixed-Income	(T. Rowe Price Associates, Inc.)	0.71%	3.93%	2.33%	1.63%
	JNL/T. Rowe Price U.S. High Yield Fund
Domestic/Global Fixed-Income	(T. Rowe Price Associates, Inc.)	0.99%	3.45%	N/A	N/A
	JNL/T. Rowe Price Value Fund
Domestic/Global Equity	(T. Rowe Price Associates, Inc.)	0.87%	10.27%	10.59%	11.41%
	JNL/WMC Balanced Fund
Domestic/Global Equity	(Wellington Management Company LLP)	0.73%	8.33%	9.64%	8.87%
	JNL/WMC Equity Income Fund
Domestic/Global Equity	(Wellington Management Company LLP)	0.89%	2.59%	N/A	N/A
	JNL/WMC Global Real Estate Fund
Alternative Assets	(Wellington Management Company LLP)	1.03%	-12.13%	2.61%	4.82%
	JNL/WMC Government Money Market Fund
Domestic/Global Fixed-Income	(Wellington Management Company LLP)	0.15%[1]	0.21%	0.60%	0.30%
	JNL/WMC Value Fund
Domestic/Global Equity	(Wellington Management Company LLP)	0.78%	1.52%	8.70%	9.35%

1	The Fund’s current expenses reflect temporary fee reductions.
2	Capital Research and Management Company is the investment adviser of the master fund in which this feeder fund invests. Under the master-feeder fund structure, the feeder fund does not buy individual securities directly. Rather, the feeder fund invests all of its investment assets in a corresponding master fund, which invests directly in individual securities.

3	Mellon Investments Corporation is the investment sub-adviser of the master fund in which this feeder fund invests. Under the master-feeder fund structure, the feeder fund does not buy individual securities directly. Rather, the feeder fund invests all of its investment assets in a corresponding master fund, which invests directly in individual securities.
4	The performance displayed is that of the Master Fund. The Fund is newly formed and does not have performance information of its own prior to April 26, 2021.

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This summary prospectus incorporates by reference the Retirement Latitudes® prospectus and Statement of Additional Information (SAI), both dated April 26, 2021, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

Separate Account EDGAR contract identifier #C000210232
B-1